                                                                    EXHIBIT 10.2




                     AMERICAN COMMUNICATIONS SERVICES, INC.

                                  $220,000,000

                          13-3/4% SENIOR NOTES DUE 2007


                          REGISTRATION RIGHTS AGREEMENT



                                                              New York, New York
                                                                   July 23, 1997


BT Securities Corporation
   As Representative of the Initial Purchasers
One Bankers Trust Plaza
130 Liberty Street
New York, NY  10006

Ladies and Gentlemen:

                  American Communications Services, Inc., a Delaware corporation (the "Company"), proposes to issue and sell (the "Initial Placement") to the Initial Purchasers, upon the terms set forth in the Purchase Agreement dated July 18, 1997 (the "Purchase Agreement") among the Initial Purchasers and the Company, its 13-3/4% Senior Notes due 2007 (the "Notes"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and purchase the Notes and in satisfaction of a condition to your obligations under the Purchase Agreement, the Company agrees with you for the benefit of the holders from time to time of the Notes (including the Initial Purchasers) (each of the foregoing a "Holder" and together the "Holders"), as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Additional Interest" has the meaning set forth in Section 7 hereof.

                  "Affiliate" of any specified person means any other person that, directly or indirectly, is in control of, is con-trolled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Commission" means the Securities and Exchange Commission.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Notes" has the meaning set forth in Section 2 hereof.

                  "Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of Exchange Notes.

                  "Exchange Offer Registration Period" means the 180 day period following the consummation of the Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

                  "Exchange Offer Registration Statement" means a registration statement of the Company on an appropriate form under the Securities Act with respect to the Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Expiration Date" means the date the Exchange Offer is consummated.

                  "Final Memorandum" has the meaning set forth in the Purchase Agreement.

                  "Holder" has the meaning set forth in the preamble hereto.

                  "Indenture" means the indenture relating to the Notes and the New Notes, to be dated as of the Closing Date, between the Company and The Chase Manhattan Bank, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

                  "Initial Placement" has the meaning set forth in the preamble hereto.

                  "Initial Purchasers" has the meaning set forth in the Purchase Agreement.

                  "Issue Date" means July 23, 1997.

                  "Losses" has the meaning set forth in Section 6(d) hereto.

                  "Majority Holders" means the Holders of a majority of the aggregate principal amount of notes registered under a Registration Statement.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering under a Shelf Registration Statement.

                  "New Notes" means debt securities of the Company identical in all material respects to the Notes (except that the interest rate step-up provisions and the transfer restrictions pertaining to such Notes will be modified or eliminated, as appropriate), to be issued under the Indenture, including Exchange Notes and Private Exchange Notes.

                  "Notes" has the meaning set forth in the preamble hereto.

                  "Participating Broker-Dealer" means any Holder (which may include the Initial Purchasers) which is a broker-dealer electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities for New Notes.

                  "Private Exchange Notes" has the meaning given in Section 2(f) hereof.

                  "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes or the New Notes covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

                  "Purchase Agreement" has the meaning set forth in the preamble hereto.

                  "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Notes or the New Notes pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Shelf Registration" means a registration effected pursuant to
Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 3(b) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof, which covers some or all of the Notes or New Notes, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

                  "Trustee" means the trustee with respect to the Notes or New Notes, as applicable, under the Indenture.

                  "underwriter" means any underwriter of Notes in connection with an offering thereof under a Shelf Registration Statement.

                  2. Exchange Offer; Resales of New Notes by Participating Broker-Dealers; Private Exchange. (a) The Company shall (i) within 60 days after the Issue Date, file a registration statement on an appropriate registration form (the "Exchange Offer Registration Statement") with respect to the offer to exchange the Notes for New Notes pursuant to such Exchange Offer Registration Statement (the "Exchange Offer"), which Notes (the "Exchange Notes") will have terms substantially identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions) and (ii) use commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 120 days after the Issue Date.

                  (b) Upon the Exchange Offer Registration Statement being declared effective, the Company shall offer the Exchange Notes for surrender of the Notes. For each of the Notes surrendered to the Company pursuant to the Exchange Offer, the Holder who surrendered such Notes will receive an Exchange Note or Notes having a principal amount equal to that of the surrendered Notes. Interest on each Exchange Note will accrue (A) from the later of (i) the last interest payment date on which interest was paid on the Note surrendered in exchange therefor, or (ii) if the Note is surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on the Notes, from the Issue Date.

                  (c) In connection with the Exchange Offer, the Company shall:

                  (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                 (ii) keep the Exchange Offer open for not less than 20 business days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders;

                (iii) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

                 (iv) comply in all material respects with all applicable laws.

                  (d) As soon as practicable after the close of the Exchange Offer, the Company shall:

                  (i) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer;

                 (ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

                (iii) cause the Trustee promptly to authenticate and deliver to each Holder Exchange Notes equal in principal amount to the Notes of such Holder so accepted for exchange.

                  (e) The Initial Purchasers and the Company acknowledge that, pursuant to interpretations by the staff of the Commission of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Participating Broker-Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Participating Broker-Dealer pursuant to the Exchange Offer in exchange for Notes acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company shall:

                  (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Exchange Offer; and

                 (ii) use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act during the Exchange Offer Registration Period for delivery by Participating Broker-Dealers in connection with sales of Exchange Notes received pursuant to the Exchange Offer, as contemplated by Section 4(h) below.

                  (f) If, prior to consummation of the Exchange Offer, any Holder holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Exchange Offer, the Com-pany upon the request of any such Holder shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to any such Holder, in exchange (the "Private Exchange") for such Notes held by any such Holder, a like principal amount of unregistered New Notes (the "Private Exchange Notes") of the Company that are identical in all material respects to the Exchange Notes, but will continue to bear all applicable legends with respect to transfer. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes.

                  (g) Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to New Notes that are Private Exchange Notes, Exchange Notes as to which Section 2(h)(iv) is applicable and Exchange Notes held by Initial Purchasers (as defined), and the Company shall have no further obligation to register Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(h)(iv) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement.

                  (h) If,(i) because of any change in law or in currently prevailing interpretations of the staff of the Commission, the Company determines upon advice of its outside counsel that it is not permitted to effect the Exchange Offer, (ii) for any reason other than that specified in clause (i) above, the Exchange Offer Registration Statement is not declared effective within 120 days of the Issue Date, (iii) a Holder of Private Exchange Notes so requests, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act), then in the case of each of clauses (i) to and including (iv) of this sentence, the Company shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to Section 3 hereof.

                  3. Shelf Registration. If at any time a Shelf Notice is delivered as contemplated by Section 2(h) hereof, then:

                  (a) The Company shall (x) as promptly as practicable deliver to the Holders and the Trustee written notice thereof and (y) at its sole expense, as promptly as practicable (but in no event more than 60 days after the Issue Date), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Notes or the New Notes, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and Rule 415 under the Securities Act; provided that with respect to Private Exchange Notes received by an Initial Purchaser in exchange for Notes constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of its obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                  (b) The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act, and keep the Shelf Registration Statement continuously effective in order to permit the Prospectus contained therein to be usable by Holders for a period of three years from the Closing Date or such shorter period that will terminate when all the Notes or New Notes, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). Notwithstanding, anything to the contrary herein, the Company may include any of its securities in the Shelf Registration Statement.

                  (c) Suspension of Shelf Registration. The Company's obligation to keep the Shelf Registration Statement effective and usable for offers and sales of the Notes may be suspended by the Company in good faith for valid business reasons, including, without limitation, a pending acquisition or divestiture of assets. Any such period during which the Company fails to keep the Shelf Registration Statement effective and usable for offers and sales of Notes is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Notes and shall end on the date when each Holder of Notes covered by such registration statement either receives the copies of the sup-plemented or amended prospectus contemplated by Section 4(p) hereof or is advised in writing by the Company that use of the prospectus may be resumed. During the pendency of any Suspension Period, the Company may not issue any securities, whether or not in a public offering, except for issuances of Common Stock pursuant to an acquisition or other business combination transaction or upon exercise of options or warrants outstanding prior to such Suspension Period.

                  4. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

                  (a) The Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose in a timely manner.

                  (b) The Company shall ensure that:

                  (i) any Registration Statement and any amendment thereto and any Prospectus contained therein and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder,

                 (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and

                (iii) any Prospectus forming part of any Registration Statement and any amendment or supplement to such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) (1) The Company shall advise you and, in the case of a Shelf Registration Statement, the Holders of notes covered thereby, and, if requested by you or any such Holder, confirm such advice in writing:

                  (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                 (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Company shall advise you and, in the case of a Shelf Registration Statement, the Holders of notes covered thereby, and, in the case of an Exchange Offer Registration Statement, any Participating Broker-Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Participating Broker-Dealer, confirm such advice in writing:

                  (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                 (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the notes included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                (iii) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

                  (e) The Company shall furnish to each Holder of notes covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of notes covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of notes in connection with the offering and sale of the notes covered by the Prospectus or any amendment or supplement thereto.

                  (g) The Company shall furnish to each Participating Broker-Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Participating Broker-Dealer so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (h) The Company shall, during the Exchange Offer Registration Period, promptly deliver to each Participating Broker-Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Participating Broker-Dealer may reasonably request for delivery by such Participating Broker-Dealer in connection with a sale of New Notes received by it pursuant to the Exchange Offer; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by any such Participating Broker-Dealer, as provided in Section (2)(e) above.

                  (i) Prior to the Exchange Offer or any other offering of notes pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of notes included therein and their respective counsel in connection with the registration or qualification of such notes for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the notes covered by such Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (j) The Company shall cooperate with the Holders of Notes to facilitate the timely preparation and delivery of certificates representing notes to be sold pursuant to any Registration Statement free of any restrictive legends and in denominations of $1,000 or an integral multiple thereof and registered in such names as Holders may request prior to sales of notes pursuant to such Registration Statement.

                  (k) Upon the occurrence of any event contemplated by paragraph
(c)(2)(iii) of this Section 3, the Company shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the notes included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (l) Not later than the effective date of any such Registration Statement hereunder, the Company shall provide a CUSIP number for the Notes or New Notes, as the case may be, registered under such Registration Statement, and provide the Trustee with printed certificates for such Notes or New Notes, in a form eligible for deposit with The Depository Trust Company.

                  (m) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (n) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner.

                  (o) The Company may require each Holder of notes to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such notes as the Company may from time to time reasonably require for inclusion in such Registration Statement.

                  (p) The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement such information as the Managing Underwriters and Majority Holders reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (q) In the case of any Shelf Registration Statement, the Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of any notes included therein, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6.

                  (r) In the case of an underwritten offering, if any, of Notes pursuant to a Shelf Registration Statement, the Company shall:

                  (i) make reasonably available for inspection by the Holders of notes to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

                 (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and make such representatives of the Company as shall be reasonably requested by the Initial Purchasers available for discussion of any such Registration Statement;

                (iii) make such representations and warranties to the Holders of notes registered thereunder and the underwriters, if any, in form, substance and scope as are customarily and appropriately made by issuers to underwriters in primary underwritten offerings and covering matters set forth in the Purchase Agreement;

                 (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                  (v) obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of notes registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with primary underwritten offerings; and

                 (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with
         Section 4(k) and with any conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(r) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of counsel acting in connection therewith, all such reasonable fees and expenses hereunder not to exceed $30,000 in the aggregate.

                  6. Indemnification and Contribution. (a) In connection with any Registration Statement, the Company agrees to indemnify and hold you harmless and, with respect to any Prospectus delivery as contemplated by Sections 2(e) and 4(h) hereof, each Participating Broker-Dealer, your and any Participating Broker-Dealer's directors, officers, employees and agents and each person who controls you or any Participating Broker-Dealer within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

                  The Company also agrees to indemnify any selling Holders and any underwriters of Notes registered under a Shelf Registration Statement, their employees, officers, directors and agents and each person who controls such selling Holders or underwriters on the same basis as that of the indemnification of the Initial Purchasers provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(q) hereof.

                  (b) Each Holder of notes covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated by Sections 2(e) and 4(h) hereof, each Participating Broker-Dealer) severally agrees to indemnify and hold harmless (i) the Company,
(ii) each of its directors, (iii) each of its officers who signs such Registration Statement and (iv) each person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with respect to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or
(b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement that resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any

Note or New Note be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Note, or in the case of a New Note, applicable to the Note that was exchangeable into such New Note, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the notes purchased by such underwriter under the Registration Statement that resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum and (y) the total amount of additional interest that the Company was not required to pay as a result of registering the notes covered by the Registration Statement that resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Notes or New Notes, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement that resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that did not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of notes covered by a Registration Statement.

                  7. Additional Interest. If the Company fails to file a Registration Statement within the time periods specified in this Agreement or if the Exchange Offer Registration Statement or the Shelf Registration Statement fails to become effective, then, as liquidated damages, additional interest (the "Additional Interest") shall become payable in respect of the Notes as follows:

                  (a) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement if filed with the Commission within 60 days following the Closing Date or (B) notwithstanding that the Company has consummated or will consummate a Exchange Offer, the Company is required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by this Agreement, then commencing on the day after either such required filing date, Additional Interest shall be paid on the principal amount of the Notes at a rate per annum equal to 0.5% of the principal amount of the Notes; or

                  (b) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the Commission within 120 days following the Closing Date or (B) notwithstanding that the Company has consummated or will consummate a Exchange Offer, the Company is required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the 120th day following the Closing Date, then, commencing on the day after either such required effective date, Additional Interest shall be paid on the principal amount of the Notes at a rate per annum equal to 0.5% of the principal amount of the Notes; or

                  (c) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the third anniversary of the Issue Date (other than after such time as all Notes have been disposed of thereunder and other than during any Suspension Period), then Additional Interest shall be paid on the principal amount of the Notes at a rate per annum equal to 0.5% of the principal amount of the Notes commencing on the day such Shelf Registration Statement ceases to be effective;

                  provided, however that the Additional Interest rate on the Notes may not exceed in the aggregate 1.5% per annum of the principal amount; provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause
(a) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (b) above), or (3) upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (c) above), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue and the terms of the Notes shall revert to their original terms.

                  Any amounts of Additional Interest due pursuant to clause (a),
(b) or (c) above will be payable in cash on January 15 and July 15 of each year.

                  8. Miscellaneous.

                  (a) No Inconsistent Agreements. The Company shall not, after the date hereof, enter into any agreement that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then-outstanding aggregate principal amount of Notes (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of New Notes); provided, however, that any amendment, qualification, modification, supplement, waiver or consent relating to the Shelf Registration Statement shall require the written consent of the Holders of at least two-thirds of the then outstanding aggregate principal amount of Notes (including the consent of the Holders which were not able to participate in the Exchange Offer). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose notes are being sold pursuant to an Exchange Offer Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of notes being sold rather than registered under such Exchange Offer Registration Statement.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section 8(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture.

                 (ii) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

                (iii) if to the Company, initially at its address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received. You or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Notes and/or New Notes. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Notes and/or New Notes and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) Notes Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Notes or New Notes is required hereunder, Notes or New Notes, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Notes or New Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes or New Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and you.


                                   Very truly yours,


                                   AMERICAN COMMUNICATIONS SERVICES, INC.



                                   By: __________________________________
                                       Name:
                                       Title:



The forgoing Agreement is hereby
accepted as of the date first above written.

BT SECURITIES CORPORATION,
   as Representative of the Initial Purchasers


By: _________________________________
    Name:
    Title:

                                      -A-1-




ANNEX A


Based on interpretations by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, the Company believes that the New Notes issued pursuant to the Exchange Offer may be offered for resale, resold or otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company as defined under Rule 405 of the Securities Act), provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances. By tendering the Notes in exchange for New Notes, each holder, other than a broker-dealer, will represent to the Company that: (i) it is not an affiliate of the Company (as defined under Rule 405 of the Securities Act); (ii) any New Notes to be received by it were acquired in the ordinary course of its business; and (iii) it is not engaged in, and does not intend to engage in, a distribution of such New Notes and has no arrangement or understanding to participate in a distribution of the New Notes.

Each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined in the Registration Rights Agreement) and ending on the close of business one year after the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                      -B-1-




ANNEX B


Based on interpretations by the staff of the Commission, as set forth in no-action letters issued to third parties, the Company believes that holders of Notes (other than any holder that is an "affiliate" of the Company as defined under Rule 405 of the Securities Act) who exchange their Notes for New Notes pursuant to the Exchange Offer may offer such New Notes for resale, resell such New Notes and otherwise transfer such New Notes without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such New Notes and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer.

Each broker-dealer that receives New Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. See "Plan of Distribution."

                                      -C-1-




ANNEX C




                              PLAN OF DISTRIBUTION


                  Each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ________, 199__, all dealers effecting transactions in the New Notes may be required to deliver a prospectus.

                  The Company will not receive any proceeds from any sale of New Notes by broker-dealers. New Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Notes. Any broker-dealer that resells New Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                     -C-2-




                  For a period of 180 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Notes) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                  [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                      -D-1-




ANNEX D


Rider A


                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                  ______________________________________________

                  Address:
                  ______________________________________________

                  ______________________________________________


Rider B


The undersigned acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the New Notes issued in exchange by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such New Notes are acquired in the ordinary course of such holders' business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Notes is an affiliate of the Company, and is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus

                                                     -D-2-




delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.